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                                                                Exhibit 13

                               PURCHASE AGREEMENT






         ING Funds Trust, a Delaware business trust (the "Trust"), and ING America Insurance Holdings, Inc. hereby agree as follows:

         1. The Trust hereby offers and ING America Insurance Holdings, Inc. hereby purchases shares (the "Original Shares"), par value $.001 per share, of each portfolio ("Fund") of the Trust as indicated on Exhibit A, attached hereto. ING America Insurance Holdings, Inc. hereby acknowledges receipt of a purchase confirmation reflecting the purchase of the Shares, and the Trust hereby acknowledges receipt from ING America Insurance Holdings, Inc.in the amount of $100,000 in full payment for the Original Shares.

         2. ING America Insurance Holdings, Inc. represents and warrants to the Trust that the Original Shares are being acquired for investment purposes and not with a view to the distribution thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this agreement this ____ day of October, 1998.


                                               ING FUNDS TRUST

Attest:


_____________________________                  By:___________________________
                                               Name:
                                               Title:

                                               ING AMERICA INSURANCE
                                                 HOLDINGS, INC.
Attest:

_____________________________                  By:___________________________
                                               Name:
                                               Title:




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Name of Fund                        Number of Shares             Price Per Share

ING Money Market Fund
         Class A
         Class B
         Class C
         Class X

ING U.S. Treasury Money Market Fund
         Class A
         Class B
         Class C
         Class X

ING Intermediate Bond Fund
         Class A
         Class B
         Class C
         Class X

ING High Yield Bond Fund
         Class A
         Class B
         Class C
         Class X

ING International Bond Fund
         Class A
         Class B
         Class C
         Class X

ING Mortgage Income Fund
         Class A
         Class B
         Class C
         Class X

 ING National Tax-Exempt Bond Fund
         Class A
         Class B
         Class C
         Class X

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Name of Fund                        Number of Shares             Price Per Share


ING Large Cap Growth Fund
         Class A
         Class B
         Class C
         Class X

ING Growth and Income Fund
         Class A
         Class B
         Class C
         Class X

ING Mid Cap Growth Fund
         Class A
         Class B
         Class C
         Class X

ING Small Cap Growth Fund
         Class A
         Class B
         Class C
         Class X

ING Balanced Fund
         Class A
         Class B
         Class C
         Class X

ING Global Brand Names Fund
         Class A
         Class B
         Class C
         Class X

 ING International Equity Fund
         Class A
         Class B
         Class C
         Class X



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Name of Fund                        Number of Shares             Price Per Share


ING Emerging Markets Equity Fund
         Class A
         Class B
         Class C
         Class X

ING European Equity Fund
         Class A
         Class B
         Class C
         Class X

ING Tax Efficient Equity Fund
         Class A
         Class B
         Class C
         Class X

 ING Focus Fund
         Class A
         Class B
         Class C
         Class X

ING Global Information Technology Fund
         Class A
         Class B
         Class C
         Class X

ING Global Real Estate Fund
         Class A
         Class B
         Class C
         Class X